united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17645 Wright Street, Suite 200, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2633

Date of fiscal year end: 4/30

Date of reporting period: 4/30/19

Item 1. Reports to Stockholders.

Chadwick & D’Amato Fund
Ticker Symbol: CDFFX

Annual Report
April 30, 2019

Investor Information: 1-877-610-1671

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Chadwick & D’Amato Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC Member FINRA

Dear Shareholder:

During the twelve-month period ended April 30, 2019, the Chadwick & D’Amato Fund (the “Fund”) continued to pursue a disciplined, risk-managed and historically informed investment approach focused on the complete market cycle. It was quite a roller coaster ride for global equity markets in 2018. After gaining increasing momentum during the early weeks of the year, global equity markets hit major turbulence in late January and early February 2018 tumbling as much as 8%-10%. They recovered slightly in February, only to hit another rough patch in mid- to late March. The turbulence was thought to have been brought on by the first signs of wage pressure, an associated and unexpected rise in interest rates and inflationary expectations, a host of macroeconomic worries including the prospects for continued monetary tightening in the U.S. and Europe and mounting trade tension between the U.S. and many of its major trading partners. However, beginning in early April 2018, markets rebounded. The S&P 500 Index climbed to all-time highs by mid-September and most international indexes were up significantly as well. The exuberance was short-lived, however, as markets faced a major come-uppance (demonstrated by double digit declines) in the fourth quarter of 2018 and even broached bear market territory just before Christmas – only to recover somewhat during the last week of the year. It was an unsettling ride for investors to say the least.

In early January 2019, the U.S. Federal Reserve’s pivot to a more dovish approach to near-term monetary policy, coupled with indications of some progress in ongoing trade negotiations between the U.S. and China, helped to kick- start a significant rebound in equities, propelling the S&P 500 Index during the first quarter of 2019 back toward its previous record high. U.S., global, and international developed market indexes finished a remarkable quarter, up between 10% and nearly 14%, despite evidence of slowing economic and corporate profitability growth in the U.S. and abroad.

In our view, the unsettling market turbulence at year-end, although short-lived, spawned a significantly improved opportunity, though potentially short-lived. As we write, valuations are once again on the rise and there is evidence of an escalation in risk taking on the part of investors. With growth prospects in question in many, if not most parts of the world, accommodations by central bankers may or may not be enough to support higher valuations.

The Fund returned -1.74% versus 5.39% for its benchmark, the S&P Target Risk Moderate Index* over the twelve- months ended April 30, 2019. The primary detractor from performance was the expiration of hedge positions. We will continue working with the evidence and will remain rational and disciplined as we translate evidence into investment policy that best serves your needs and goals over the long-term.

Historically we believe that patient investors have achieved better results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program. These are the hallmarks of the Chadwick & D’Amato investment philosophy.

We thank you for investing with us, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

Thomas M. Chadwick, CFP®	Anthony J. D’Amato, CFP®
Principal	Principal

*	The Standard & Poor’s Target Risk Index Series is comprised of four multi-asset class indices, each corresponding to a particular risk level. The asset class mix is determined once per year through a process designed to reflect the overall opportunity of the markets represented, adjusted for specific risk levels. Each index is fully investable, with varying levels of exposure to equities and fixed income through a family of exchange-traded funds (ETFs). *Investors cannot invest directly in an index.

1124-NLD-6/20/2019

Chadwick & D’Amato Fund
PORTFOLIO REVIEW (Unaudited)
April 30, 2019

Comparison of the Change in Value of a $10,000 Investment

Total Returns as of April 30, 2019

		Annualized
	One Year	Five Years	Since Inception*
Chadwick & D’Amato Fund	(1.74)%	(0.52)%	3.16%
S&P Target Risk Moderate Index**	5.39%	4.56%	6.12%
Dow Jones Global Dow Index TR***	3.62%	6.57%	8.89%

*	Commencement of operations is June 25, 2010.

**	The S&P Target Risk Moderate Index provides exposure to a diversified array of financial assets corresponding to a moderate risk level. This index offers significant exposure to fixed income, while also increasing opportunities for higher returns through equities. The asset class mix is determined once a year through a process designed to reflect the overall investment opportunity of the represented markets. Investors cannot invest directly in an index.

***	The Global DowSM is a 150-stock index of corporations from around the world. The underlying philosophy of The Global DowSM is much like that of the Dow Jones Industrial Average. For example, the index includes companies with a long history of success, and a wide following among investors. Its components, like those of The Dow, are selected by the Averages Committee, which is comprised of the Managing Editor of The Wall Street Journal, the head of Dow Jones Indexes research and the head of CME Group research. While stock selection is not governed by quantitative rules, a stock typically is added only if the company has an excellent reputation, demonstrates sustained growth and is of interest to a large number of investors. Maintaining adequate sector representation within the index is also a consideration in the selection process. Investors cannot invest directly in an index.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s total gross annual operating expenses, including underlying funds, are 2.72%, as per the prospectus dated August 28, 2018. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of Fund shares. For performance information current to the most recent month-end, please call 1-877-610-1671.

Portfolio Composition as of April 30, 2019 (Unaudited)

	Percent of Net		Percent of Net
	Assets		Assets
Closed End Fund	3.3%	International Equity	6.4%
Exchange-Traded Funds	23.9%	Money Market Fund	19.5%
Broad Based	5.4%	Options Purchased	3.5%
Large-Cap Growth Funds	18.5%	Call Options Purchased	3.0%
Mutual Funds	49.8%	Put Options Purchased	0.5%
Debt Funds	43.4%	Liabilities Less Other Assets	(0.0)%
		Net Assets	100.0%

Please refer to the Portfolio of Investments in this report for a detailed listing of the Fund’s holdings.

Chadwick & D’Amato Fund
PORTFOLIO OF INVESTMENTS
April 30, 2019

Shares		Value
	CLOSED END FUND - 3.3%
100,000	Nuveen AMT-Free Municipal Credit Income Fund	$1,535,000
	TOTAL CLOSED END FUND (Cost - $1,495,640)

	EXCHANGE-TRADED FUNDS - 23.9%
	BROAD BASED - 5.4%
150,000	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	2,521,500

	LARGE-CAP GROWTH FUNDS - 18.5%
25,000	ProShares UltraPro Dow30	2,584,250
50,000	ProShares UltraPro QQQ	3,304,500
50,000	ProShares UltraPro S&P 500	2,755,000
		8,643,750

	TOTAL EXCHANGE-TRADED FUNDS (Cost - $3,414,531)	11,165,250

	MUTUAL FUNDS - 49.8%
	DEBT FUNDS - 43.4%
1,008,365	Calvert Ultra-Short Duration Income Fund - Class I	10,063,486
1,015,352	Fidelity Conservative Income Bond Fund - Institutional Class	10,194,136
		20,257,622

	INTERNATIONAL EQUITY - 6.4%
106,477	Tweedy Browne Global Value Fund	2,974,968

	TOTAL MUTUAL FUNDS (Cost - $22,886,086)	23,232,590

	SHORT-TERM INVESTMENT - 19.5%
	MONEY MARKET FUND - 19.5%
9,114,706	Dreyfus Government Cash Management Fund - Institutional Shares, 2.33%**	9,114,706
	TOTAL SHORT-TERM INVESTMENT (Cost - $9,114,706)

Contracts ^		Exercise Price	Expiration Date	Notional Amount
	OPTIONS PURCHASED * - 3.5%
	CALL OPTIONS PURCHASED - 3.0%
1,267	3D Systems Corp.	$20.00	January 2020	$2,534,000	29,141
1,000	3D Systems Corp.	30.00	January 2020	3,000,000	30,000
2,500	Arconic, Inc.	30.00	January 2020	7,500,000	33,750
2,000	General Electric Co.	15.00	January 2020	3,000,000	40,000
2,000	General Mills, Inc.	50.00	January 2020	10,000,000	880,000
1,000	Pure Storage, Inc.	30.00	January 2020	3,000,000	117,500
3,000	Rite Aid Corp.	2.00	January 2020	600,000	4,500
633	Snap, Inc.	15.00	January 2020	949,500	53,805
500	Southwest Airlines Co.	60.00	January 2020	3,000,000	132,500
400	Twitter, Inc.	50.00	January 2020	2,000,000	110,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $2,648,291)				1,431,196

	PUT OPTIONS PURCHASED - 0.5%
200	S&P 500 Index	2,600.00	June 2019	52,000,000	118,000
40	Tesla, Inc.	200.00	January 2020	800,000	107,000
	TOTAL PUT OPTIONS PURCHASED (Cost - $632,755)				225,000

	TOTAL OPTIONS PURCHASED (Cost - $3,281,046)				1,656,196

	TOTAL INVESTMENTS -100.0%
	(Cost - $40,192,009)				$46,703,742
	LIABILITIES LESS OTHER ASSETS - (0.0)%				(3,002)
	NET ASSETS - 100.0%				$46,700,740

ETF - Exchange-Traded Fund

*	Non-Income producing security.

**	Money Market Fund; interest rate reflects seven-day effective yield on April 30, 2019

^	Each equity option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

The accompanying notes are an integral part of these financial statements.

Chadwick & D’Amato Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2019

Assets:
Investments at Value (identified cost $40,192,009)	$46,703,742
Dividend and Interest Receivable	63,802
Prepaid Expenses and Other Assets	7,145
Total Assets	46,774,689

Liabilities:
Accrued Investment Advisory Fees	38,451
Accrued Distribution Fees	8,844
Payable to Related Parties	4,602
Accrued Expenses and Other Liabilities	22,052
Total Liabilities	73,949

Net Assets (Unlimited shares of no par value interest authorized/ 4,611,588 shares outstanding)	$46,700,740

Net asset value, offering and redemption price per share ($46,700,740 / 4,611,588 shares of beneficial interest outstanding)	$10.13

Composition of Net Assets:
At April 30, 2019, Net Assets consisted of:
Paid-in Capital	39,045,362
Accumulated Earnings	7,655,378
Net Assets	$46,700,740

The accompanying notes are an integral part of these financial statements.

Chadwick & D’Amato Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2019

Investment Income:
Dividend Income	$1,083,427
Total Investment Income	1,083,427

Expenses:
Investment Advisory Fees	584,846
Distribution Fees	122,015
Administration Fees	54,327
Fund Accounting Fees	35,086
Transfer Agent Fees	28,878
Compliance Officer Fees	21,601
Audit Fees	17,398
Legal Fees	14,519
Trustees Fees	10,847
Registration Fees	10,001
Printing Fees	9,044
Custody Fees	6,930
Insurance Fees	1,500
Miscellaneous Expenses	2,000
Total Expenses	918,992
Net Investment Income	164,435

Net Realized and Unrealized Gain (Loss) on Investments and Options Contracts:
Net Realized Gain (Loss) from:
Investments	3,704,650
Distribution of Realized Gains From Underlying Investment Companies	347,022
Options Contracts	(4,457,953)
(406,281)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(2,080,845)
Options Contracts	596,596
(1,484,249)

Net Realized and Unrealized Loss on Investments and Options Contracts	(1,890,530)
Net Decrease in Net Assets Resulting From Operations	$(1,726,095)

The accompanying notes are an integral part of these financial statements.

Chadwick & D’Amato Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	April 30, 2019	April 30, 2018

Operations:
Net Investment Income (Loss)	$164,435	$(721,900)
Net Realized Gain (Loss) from Investments and Options Contracts	(753,303)	4,922,380
Distributions of Realized Gains from Underlying Investment Companies	347,022	296,778
Net Change in Unrealized Appreciation (Depreciation) on Investments and Options Contracts	(1,484,249)	(1,725,832)
Net Increase (Decrease) in Net Assets Resulting From Operations	(1,726,095)	2,771,426

Distributions to Shareholders From:
Net Realized Gains	—	(3,009,438)
Total Distributions*	(3,458,852)	—
Total Distributions to Shareholders	(3,458,852)	(3,009,438)

Beneficial Interest Transactions:
Proceeds from Shares Issued	92,779	1,647,449
Distributions Reinvested	3,458,837	3,009,428
Cost of Shares Redeemed	(22,102,302)	(11,027,893)
Total Beneficial Interest Transactions	(18,550,686)	(6,371,016)

Decrease in Net Assets	(23,735,633)	(6,609,028)

Net Assets:
Beginning of Year	70,436,373	77,045,401
End of Year **	$46,700,740	$70,436,373

*	Distributions from net investment income and net realized capital gains are combined for the year ended April 30, 2019.

See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended April 30, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes accumulated net investment loss of $158,453 as of April 30, 2018.

Share Activity:
Shares Issued	8,818	143,801
Shares Reinvested	396,201	251,414
Shares Redeemed	(2,148,070)	(950,860)
Net Decrease in Shares of Beneficial Interest Outstanding	(1,743,051)	(555,645)

The accompanying notes are an integral part of these financial statements.

Chadwick & D’Amato Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30, 2019	April 30, 2018	April 30, 2017	April 30, 2016	April 30, 2015

Net Asset Value, Beginning of Year	$11.08	$11.15	$10.53	76$11.	$11.70
From Operations:
Net investment income (loss)(a)	0.03	(0.11)	(0.03)	(0.12)	(0.11)
Net gain (loss) (both realized and unrealized)	(0.33)	0.51	0.65	(1.11)	0.26
Total from operations	(0.30)	0.40	0.62	(1.23)	0.15

Distributions to shareholders from:
Net realized gains	(0.65)	(0.47)	—	—	(0.09)
Total distributions	(0.65)	(0.47)	—	—	(0.09)

Net Asset Value, End of Year	$10.13	$11.08	$11.15	$10.53	$11.76

Total Return (b)	(1.74)%	3.30%	5.89%	(10.46)%	1.23%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$46,701	$70,436	$77,045	$83,049	$101,217
Ratio of expenses to average net assets (c)	1.57%	1.55%	1.51%	1.47%	1.48%
Ratio of net investment income (loss) to average net assets (c,d)	0.28%	(0.94)%	(0.27)%	(1.08)%	(0.93)%
Portfolio turnover rate	10%	70%	27%	24%	14%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include expenses of underlying investment companies in which the Fund invests.

(d)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2019

1.	ORGANIZATION

The Chadwick & D’Amato Fund (the “Fund”), is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The primary investment objective of the Fund is capital appreciation with capital preservation as a secondary objective. The Fund commenced operations on June 25, 2010.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation or, in the absence of a sale, at the mean between the current bid and ask prices. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations that mature in 60 days or less, at the time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds.

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of April 30, 2019 for the Fund’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Closed End Fund	$1,535,000	$—	$—	$1,535,000
Exchange-Traded Funds *	11,165,250	—	—	11,165,250
Mutual Funds*	23,232,590	—	—	23,232,590
Options Purchased	1,656,196	—	—	1,656,196
Short-Term Investment	9,114,706	—	—	9,114,706
Total Investments	$46,703,742	$—	$—	$46,703,742

The Fund did not hold any Level 3 securities during the year.

*	Please refer to the Portfolio of Investments for Industry Classification.

Exchange Traded Funds (“ETFs”) – The Fund may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. There are risks of owning the underlying securities the ETFs are designed to track, and the lack of liquidity of an ETF may result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes put and call options, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, a put option will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security or index rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security or index in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

As of April 30, 2019, the change in unrealized depreciation and amount of realized loss on options contracts subject to equity price risk amounted to $596,596 and $(4,457,953), respectively. The value of the derivative instruments of $1,656,196 is included in Investments at Value on the Statement of Assets and Liabilities. The notional value of the derivative instruments outstanding as of April 30, 2019 as disclosed in the Portfolio of Investments and the realized loss amounts and changes in unrealized depreciation on derivative instruments during the year as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended April 30, 2016 to April 30, 2018, or expected to be taken in the Fund’s April 30, 2019 year-end tax return. The Fund identifies its major tax jurisdictions as U.S. federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties related to unrecognized tax benefits in interest and other expenses, respectively. For the year ended April 30, 2019, the Fund did not have any interest or penalties.

Distributions to Shareholders – Distributions from net investment income and capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Chadwick & D’Amato, LLC serves as the Fund’s investment adviser (the “Adviser”).

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

Advisory Fees – Pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. For the year ended April 30, 2019, the Adviser earned advisory fees of $584,846.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Board has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay up to 0.25% per year of its average daily net assets for such distribution and shareholder service activities. The Fund is currently approved to pay 0.23% per year of its average daily net assets. For the year ended April 30, 2019, the Fund incurred distribution fees of $122,015.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a chief compliance officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short- term investments, for the year ended April 30, 2019 amounted to $4,521,547 and $23,593,549, respectively.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at April 30, 2019, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Appreciation
$39,794,867	$8,663,748	$(1,754,873)	$6,908,875

Chadwick & D’Amato Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended April 30, 2019 and April 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2019	April 30, 2018
Ordinary Income	$—	$—
Long-Term Capital Gain	3,458,852	3,009,438
Return of Capital	—	—
	$3,458,852	$3,009,438

As of April 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$5,982	$740,521	$—	$—	$—	$6,908,875	$7,655,378

The difference between book basis and tax basis accumulated net realized gain, and unrealized appreciation from investments is primarily attributable to mark-to-market on open Section 1256 contracts.

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under section 2(a)(9) of the 1940 Act. As of April 30, 2019, National Financial Services LLC, accounts holding shares for the benefit of others, held approximately 99.26%, of the voting securities of the Fund.

8.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. The Fund early adopted ASU 2018-13 and the related changes have been incorporated into these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Chadwick & D’Amato Fund and

Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Chadwick & D’Amato Fund (the “Fund”), a series of Northern Lights Fund Trust, as of April 30, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended April 30, 2018, and prior, were audited by other auditors whose report dated June 27, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 27, 2019

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Chadwick & D’Amato Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
April 30, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning
	Account	Ending Account	Expenses Paid During
	Value	Value	the Period*
	(11/1/18)	(4/30/19)	(11/1/18 to 4/30/19)
Actual	$1,000.00	$1,020.30	$8.41
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.47	$8.40

*	Expenses Paid During Period are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio of 1.68% multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Chadwick & D’Amato Fund (Adviser – Chadwick & D’Amato LLC)*

In connection with the regular meeting held on March 27-28, 2019 of the Board of Trustees (the “Trustees” or the “Board”) of Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Chadwick & D’Amato, LLC (“Adviser”) and the Trust, with respect to the Chadwick & D’Amato Fund (referred to as the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that the adviser was founded in 2000 and that it provided financial planning and investment management services to individuals, businesses, municipalities and the Fund. They further noted that the adviser had assets under management of approximately $84.2 million. They discussed the backgrounds of the key personnel who service the Fund, noting that the investment team members had substantial careers in financial services and further noting that the adviser’s employees handle all of the firm’s trading and operational functions. They noted that all research and analysis used to manage the Fund was performed in-house by the adviser’s two principals, observing that they conduct a due diligence process that involved gathering market data, screening securities, testing, discussion and implementation. The Trustees observed that the adviser’s goal was to focus on risk mitigation and capital preservation, utilizing diversification, hedging strategies and defensive tactics. The Trustees noted that the adviser identified the Fund’s primary risk as market risk and its secondary risks as political, geo-political, currency, and interest rate risks. The Trustees considered that the adviser formally reviewed execution data received from brokers used to execute portfolio trades, and performed comparative analysis to meet its duty to seek best execution. The Trustees further noted that the adviser was a boutique firm and that all Fund shareholders were advisory clients of the adviser who received personalized service from the firm’s principals, and they expressed their appreciation for the adviser’s continued commitment to compliance and risk mitigation efforts. They noted that the adviser reported no material compliance or litigation issues since its previous advisory contract renewal. After discussion, the Trustees concluded that the adviser had the ability to continue to provide quality service to the Fund and its shareholders.

Performance. The Trustees discussed the Fund’s investment objective and strategy, as well as its unfavorable Morningstar ratings and rankings. They noted that the Fund had underperformed its benchmark, Morningstar category median and Broadridge peer group median over the 1-year, 3-year, 5-year, and since inception periods, further noting that the Fund produced a high standard deviation when compared to its peer universe. They also considered that the adviser had acknowledged the Fund’s poor performance and was considering whether the strategy was sustainable in the current and foreseeable market environment. The Trustees further noted the drop in both Fund and adviser assets under management, which could have an impact on the viability of each. After further discussion, the Trustees concluded that the adviser should be retained and evaluated in the near term to determine whether recent positive performance and asset growth would continue with the Fund’s current strategy.

Fees and Expenses. The Trustees noted the advisory fee charged by the adviser to the Fund of 1.00%. They observed that the fee was equal to its Broadridge peer group median and slightly higher than its average while also being equal to its Morningstar category median but higher than the category average. They acknowledged that the advisory fee was well within the range of both comparable metrics. The Trustees considered that all shareholders were advisory clients of C&D and received individualized financial services from the adviser, apart from those provided through the Fund, at no additional cost. The Trustees also considered that the net expense ratio of the Fund was significantly higher than its peer group median and average and its Morningstar category median and average. The Trustees gave consideration to the adviser’s belief that underlying funds in the portfolio, which tend to raise the Fund’s net expense ratio, provide a cost effective means of executing the Fund’s strategy. The Trustees noted the low assets of the Fund, which also contributes to a higher expense ratio. After discussion, it was the consensus of the Trustees that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale had been achieved with respect to the management of the Fund. The Trustees considered the adviser’s assertion that the Fund was relatively capacity constrained due to the adviser’s current personnel limitations. They further noted the adviser’s willingness to consider breakpoints in the future at a higher asset level. After discussion, the Trustees concluded that while no breakpoint levels or fee reductions had been negotiated at this time, economies of scale would be revisited as the asset size of the Fund increases.

Profitability . The Trustees considered the modest profits realized by the adviser in connection with operation of the Fund and whether the amount of profit was a fair entrepreneurial profit with respect to the advisory services provided to the Fund. The Trustees considered the slight net profits realized by the adviser with respect to the Fund over the past 12 months, and they concluded that such profits were not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the adviser should be retained and evaluated at the May Board meeting to determine whether improved performance and asset growth would result over a longer period with the Fund’s current strategy.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Chadwick & D’Amato Fund
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1

Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since

2012) and Northern Lights Variable

Trust (since 2011)

Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007)

4/30/19–NLFT_v2

Chadwick & D’Amato Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2019

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, (2004-2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President -Fund Administration, Gemini Fund Services, LLC (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 -2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of April 30, 2019, the Trust was comprised of 83 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-610-1671.

4/30/19–NLFT_v2

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-610-1671 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-610-1671.

Investment Adviser

Chadwick & D’Amato, LLC

224 Main Street

New London, NH 03257

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $14,500

2018 - $14,700

(b)	Audit-Related Fees

2019 – None

2018 – None

(c)	Tax Fees

2019 – $2,200

2018 – $2,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019      2018

Audit-Related Fees:      0.00%   0.00%

Tax Fees:      0.00%   0.00%

All Other Fees:     0.00%   0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $2,200

2018 - $2,200

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin Wolf

Kevin Wolf, Principal Executive Officer/President

Date 7/8/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin Wolf

Kevin Wolf, Principal Executive Officer/President

Date 7/8/19

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 7/8/19